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                                                          EXHIBIT 10(b)


                           CONSENT OF INDEPENDENT AUDITORS


      We consent to the reference to our firm under the caption "Independent Auditors and Accountants" and to the use of our report dated March 15, 1996 with respect to the financial statements of The American Franklin Life Insurance Company as of December 31, 1995 and for the eleven months ended December 31, 1995 and one month ended January 31, 1995 in this Amendment No. 1 to the Registration Statement on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and related Statement of Additional Information of Separate Account VA-1 of The American Franklin Life Insurance Company.







                                  ERNST & YOUNG LLP



Chicago, Illinois
November 26, 1996